UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-21511

Lazard Global Total Return and Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)          (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:          (212) 632-6000

Date of fiscal year end:       12/31

Date of reporting period:      6/30/10

ITEM 1.     REPORTS TO STOCKHOLDERS.

Lazard Asset Management

Lazard Global Total
Return & Income
Fund, Inc.
Semi-Annual Report

J U N E  3 0 ,  2 0 1 0

LAZARD

Lazard Global Total Return & Income Fund, Inc.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this semi-annual report for Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the six months ended June 30, 2010. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

For the second quarter of 2010, the Fund’s net asset value (“NAV”) performance lagged its benchmark, the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”), in a period of global market weakness. However, we are pleased with LGI’s favorable NAV performance since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of June 30, 2010)

For the second quarter of 2010, the Fund’s NAV decreased 16.0%, underperforming the Index loss of 12.7%. Similarly, the year-to-date NAV loss of 13.2% lagged the Index decline of 9.8%. However, the Fund’s NAV performance has outperformed the Index for the three- and five-year periods and, since inception, has returned 2.7% (annualized) versus 1.7% (annualized) for the Index. Shares of LGI ended the first half of 2010 with a market price of $12.98, representing a 10.5% discount to the Fund’s NAV of $14.50.

The Fund’s net assets were $139.3 million as of June 30, 2010, with total leveraged assets of $180.8 million, representing a 23.0% leverage rate. This leverage rate was in line with the first quarter’s, but below the Fund’s historical level since inception (of approximately 30%).

We believe that LGI’s investment thesis remains sound, as demonstrated by the Fund’s favorable relative performance since inception.

Within the global equity portfolio, an overweight position to the consumer staples and health care sectors, and an underweight exposure to materials helped performance during the second quarter. However, stock selection in the energy, information technology, utili-

ties, and financials sectors detracted from performance. The smaller, short-duration1 emerging market currency and debt portion of the Fund detracted from performance during the second quarter, but remains a positive contributor to performance for the Fund since inception.

As of June 30, 2010, 71.0% of the Fund’s total leveraged assets consisted of global equities and 25.6% consisted of emerging market currency and debt instruments, while the remaining 3.4% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current distribution rate per share of $0.08995 is based on the Fund’s NAV of $17.27 on December 31, 2009 and is equal to, on an annualized basis, 8.3% of the Fund’s $12.98 market price as of the close of trading on the NYSE on June 30, 2010. It is currently estimated that $0.2429 of the $0.5397 distributed per share as of June 30, 2010 may represent a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio
(71.0% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with strong financial productivity at attractive

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Bank of New York Mellon, a U.S.-based company that provides financial products and services for institutions and individuals worldwide; Nokia Corp., a Finland-based manufacturer of mobile telephones; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of June 30, 2010, 44.2% of these stocks were based in North America, 27.4% were based in Continental Europe (not including the United Kingdom), 18.3% were from the United Kingdom, 6.5% were from Japan, and 3.6% were from the rest of Asia (not including Japan). The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at June 30, 2010, were financials (19.4%), which includes banks, insurance companies, and financial services companies, and information technology (18.9%), which includes computer software, technology hardware, semiconductors, and services companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, materials, and telecommunication services. The average dividend yield on the securities held in the global equity portfolio was approximately 3.2% as of June 30, 2010.

Global Equity Markets Review
World equity markets were volatile in the second quarter, falling sharply from mid-April to late May as European sovereign debt fears intensified. Uncertainty over growth prospects in the United States and China also weighed on stocks. European markets—particularly those with strained governmental finances, such as Greece, Italy, and Spain—were weak during the quarter, as the large bailout package did little to calm investors’ fears. Additionally, austerity measures by several European governments led to concerns that the economic recovery could be held back. In the United States, stocks rallied earlier in the quarter on the back of strong corporate earnings announcements, but failed to maintain the positive momentum, as the U.S. recovery appeared to have hit a soft patch, with housing, consumer confidence, and retail sales data coming in below expectations. A series of recent events, including ongoing financial reform legislation and the oil spill in the Gulf of Mexico, also hinted at more aggressive governmental influence on business, further hurting investor sentiment.

Asian markets finished the first half of the year with mixed performance, as investors were wary of an economic and real estate slowdown in China and political tensions in Korea. Japanese stocks were also hurt by concerns of a global economic slowdown, while strong yen appreciation versus the U.S. dollar and euro weighed on export-oriented Japanese companies.

By sector, economically defensive groups such as telecom services, consumer staples, and health care outperformed in the second quarter, while the materials sector, particularly commodity producers, lagged over concerns about weaker Chinese growth and the prospects of greater taxation. The energy sector notably underperformed due to slowing demand and the oil spill in the Gulf of Mexico.

What Helped and What Hurt LGI
An overweight position in consumer staples and health care, and an underweight position in materials helped performance during the second quarter. Part of these positive effects was due to investor rotation into sectors perceived as more defensive.

However, stock selection in the energy, information technology, utilities, and financials sectors detracted from performance. Within the energy sector, shares of BP fell following the Gulf of Mexico oil spill. Shares of Exxon Mobil and Total were also weak due to concerns over the future implication for regulation following the oil spill. Within financials, positions in Credit Suisse Group, Bank of New York Mellon, Nomura Holdings, JPMorgan Chase and Societe Generale detracted from returns due to both sovereign debt concerns in Europe and regulatory uncertainty.

Emerging Market Currency and Debt Portfolio
(25.6% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of June 30, 2010, this portfolio consisted of forward currency contracts (75.7%) and sovereign debt obligations (24.3%). The average duration of the emerging market currency and debt portfo-

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

lio decreased from approximately 8 months to approximately 5 months during the second quarter, with an average yield of 5.5%2 as of June 30th.

Emerging Market Currency and Debt Market Review
The second quarter of 2010 was characterized by a rapid reversal of previous quarters’ favorable market trends. Volatility spiked higher, investors’ risk appetite tumbled, macro-economic indicators rolled over following the bounce in the first quarter, and global equity markets suffered substantial losses, while global bond yields generally rallied.

In China, policymakers continued to seek a cooling of the country’s rapid pace of loan-fueled investment growth through targeted regulatory measures. Chinese first-half GDP grew at a blistering 11.1 % year-over-year, aided by the continuation of credit-fuelled expansion, while fixed asset investments rose 25% year-over-year and CPI approached the politically sensitive 3% threshold. Thus far, Chinese policymakers have been relying largely on administrative credit controls to tighten conditions, and during June announced greater renminbi flexibility as an additional monetary tool, with the intention of promoting consumption-oriented stimulus. In emerging local currency and debt markets, many currencies weakened on the “flight to quality U.S. dollar bid”, in a correlated relationship with global equity markets and generalized fear over the deteriorating global economic outlook. During the second quarter, the market moderated its view on emerging markets policies, resulting in capital gains on emerging markets local bond positions in Latin America and Europe. Within Asia, monetary policy decisions were on hold or continued to tighten, as growth and inflation indicators prompted ongoing normalization there and most regional currencies outperformed. This backdrop provided scope for significant return differentiation by region, whereby European currencies underperformed though rates rallied, while select Latin American and Asian markets experienced intra-regional, idiosyncratic country attribution.

What Helped and What Hurt LGI
Sizeable exposure to Indonesia and Malaysia, the top-performing Asian local markets during the quarter (and indeed year to date), contributed most to performance. Asia’s strong regional growth profile, policy credibility, and these two countries’ central bank tolerance of currency strength, in particular, buoyed our positions. Malaysia’s ringgit has appreciated by more than 5% versus the U.S. dollar and Chinese renminbi on a year-to-date basis, and it appreciated notably in June too, as the People’s Bank of China announced a more flexible renminbi policy. In Indonesia, the resilient domestic economy, stable rupiah guidance from the central bank, and well-balanced policy framework prompted Moody’s to raise its country credit outlook to positive.

Beyond Asia, positions in Turkey, Brazil, and Ghana rounded out the positive contributions during the second quarter. Turkish exposure management and security selection contributed favorably, in contrast to the quarterly loss in the currency market. Sizeable positions in Brazil’s high-yielding currency and local debt positions added value, as did Ghanaian frontier market exposure in FX and local government bonds.

Conversely, South Korea was the largest detractor during the second quarter, as the won weakened sharply, exhibiting elevated sensitivity to global equity market distress and uncertainty regarding the Chinese (and indeed global) economic outlook. Additionally, the newly announced regulatory changes governing banks’ forward exposures, and the renewed political tension with North Korea stressed the won. Emerging European exposures were also a detractor in the second quarter, following a substantial positive attribution during the first quarter.

Certain African exposures (specifically Zambia, Uganda, and Kenya) were negatively impacted by fears over slowing Chinese growth (given investment and trade linkages), contagion from the Eurozone debt crisis, and the low domestic interest rate environment. These factors prompted domestic market participants to preemptively hoard U.S. dollars, fueling depreciatory pressures on regional currencies.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of June 30, 2010; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Value at 6/30/10
LGI at Market Price	$10,655
LGI at Net Asset Value	11,802
MSCI World Index	11,070

Average Annual Total Returns* Periods Ended June 30, 2010 (unaudited)
	One Year	Five Years	Since Inception**

Market Price	14.01%	1.49%	1.03%
Net Asset Value	6.36%	0.77%	2.72%
MSCI World Index	10.20%	0.06%	1.66%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings June 30, 2010 (unaudited)

Security	Value	Percentage of Net Assets

Microsoft Corp.	$7,510,464	5.4%
Diageo PLC Sponsored ADR	6,343,014	4.6
Johnson & Johnson	6,159,958	4.4
JPMorgan Chase & Co.	5,451,083	3.9
HSBC Holdings PLC Sponsored ADR	5,036,236	3.6
Heineken NV ADR	4,805,280	3.4
International Business Machines Corp.	4,791,024	3.4
Cisco Systems, Inc.	4,696,724	3.4
The Home Depot, Inc.	4,645,585	3.3
Singapore Telecommunications, Ltd. ADR	4,639,316	3.3

Portfolio Holdings Presented by Sector June 30, 2010 (unaudited)

Sector	Percentage of Total Investments

Consumer Discretionary	3.1%
Consumer Staples	13.0
Emerging Markets Debt Obligations	10.4
Energy	9.4
Financials	16.7
Health Care	14.2
Industrials	4.1
Information Technology	16.1
Materials	1.4
Telecommunication Services	7.7
Short-Term Investment	3.9

Total Investments	100.0%

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
June 30, 2010 (unaudited)

Description	Shares	Value

Common Stocks—92.2%

Finland—1.1%
Nokia Corp. Sponsored ADR	192,800	$1,571,320

France—6.3%
GDF Suez Sponsored ADR	75,981	2,161,659
Sanofi-Aventis ADR	105,200	3,162,312
Societe Generale Sponsored ADR	72,000	592,560
Total SA Sponsored ADR	64,000	2,856,960

Total France		8,773,491

Ireland—1.5%
CRH PLC Sponsored ADR	98,300	2,054,470

Italy—1.0%
Eni SpA Sponsored ADR	36,350	1,328,593

Japan—6.0%
Canon, Inc. Sponsored ADR	44,700	1,667,757
Hoya Corp. Sponsored ADR (c)	73,500	1,574,370
Mitsubishi UFJ Financial Group, Inc. ADR	528,000	2,407,680
Nomura Holdings, Inc. ADR	332,600	1,812,670
Sumitomo Mitsui Financial Group, Inc. ADR	321,200	899,360

Total Japan		8,361,837

Netherlands—3.5%
Heineken NV ADR	225,600	4,805,280

Singapore—3.3%
Singapore Telecommunications,
Ltd. ADR (c)	217,400	4,639,316

Sweden—1.0%
Telefonaktiebolaget LM Ericsson Sponsored ADR	123,800	1,364,276

Switzerland—12.4%
Credit Suisse Group AG Sponsored ADR (c)	73,400	2,747,362
Nestle SA Sponsored ADR (c)	86,000	4,148,640
Novartis AG ADR	78,900	3,812,448
Roche Holding AG Sponsored ADR (c)	92,400	3,169,320
UBS AG (a), (c)	107,587	1,422,300
Zurich Financial Services AG ADR	92,500	2,030,375

Total Switzerland		17,330,445

Description	Shares	Value

United Kingdom—16.8%
BP PLC Sponsored ADR (c)	97,100	$2,804,248
Diageo PLC Sponsored ADR (c)	101,100	6,343,014
GlaxoSmithKline PLC Sponsored ADR (c)	80,200	2,727,602
HSBC Holdings PLC Sponsored ADR	110,468	5,036,236
Tesco PLC Sponsored ADR (c)	153,200	2,593,676
Vodafone Group PLC Sponsored ADR	191,712	3,962,687

Total United Kingdom		23,467,463

United States—39.3%
Bank of New York Mellon Corp. (c)	103,600	2,557,884
Bristol-Myers Squibb Co.	42,693	1,064,763
Cisco Systems, Inc. (a), (c)	220,400	4,696,724
ConocoPhillips	32,900	1,615,061
Exxon Mobil Corp. (c)	56,900	3,247,283
General Electric Co.	116,300	1,677,046
International Business Machines Corp.	38,800	4,791,024
Johnson & Johnson (c)	104,300	6,159,958
JPMorgan Chase & Co. (c)	148,896	5,451,083
Mead Johnson Nutrition Co.	31,506	1,579,081
Microsoft Corp.	326,400	7,510,464
Oracle Corp.	184,300	3,955,078
Pfizer, Inc.	87,566	1,248,691
The Home Depot, Inc.	165,500	4,645,585
United Technologies Corp.	68,900	4,472,299

Total United States		54,672,024

Total Common Stocks
(Identified cost $155,806,536)		128,368,515

Description	Principal Amount (000) (d)	Value

Foreign Government Obligations—11.2%
Brazil—4.0%
Brazil NTN-F:
10.00%, 01/01/12	4,500	2,545,484
10.00%, 01/01/13	5,795	3,068,262

Total Brazil		5,613,746

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2010 (unaudited)

Description	Principal Amount (000) (d)	Value

Egypt—3.5%
Egypt Treasury Bills:
0.00%, 07/13/10	1,900	$332,837
0.00%, 08/03/10	11,025	1,920,142
0.00%, 09/28/10	7,875	1,350,087
0.00%, 10/12/10	5,350	913,567
0.00%, 11/30/10	675	113,653
0.00%, 02/08/11	1,275	210,348

Total Egypt		4,840,634

Ghana—1.2%
Ghana Government Bonds:
14.00%, 03/07/11	1,000	684,021
16.00%, 05/02/11	460	320,496
13.67%, 06/15/12	790	533,350
15.00%, 12/10/12	320	221,792

Total Ghana		1,759,659

Mexico—0.7%
Mexican Bonos,
8.00%, 12/17/15	11,500	958,107

Poland—0.5%
Poland Government Bonds:
4.75%, 04/25/12	1,872	553,269
3.00%, 08/24/16	409	117,145

Total Poland		670,414

Description	Principal Amount (000) (d)	Value

Romania—0.4%
Romania Government Bond,
11.25%, 10/25/12	1,720	$513,252

Turkey—0.9%
Turkey Government Bond,
10.00%, 02/15/12	1,820	1,271,639

Total Foreign Government Obligations
(Identified cost $15,064,886)		15,627,451

Description	Shares	Value

Short-Term Investment—4.2%
State Street Institutional Treasury
Money Market Fund
(Identified cost $5,911,584)	5,911,584	5,911,584

Total Investments—107.6%
(Identified cost $176,783,006) (b)		$149,907,550
Liabilities in Excess of Cash and Other Assets—(7.6)%		(10,610,682)

Net Assets—100.0%		$139,296,868

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2010 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2010:

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

CLP	07/12/10	103,477,500	$189,000	$189,541	$541	$—
CLP	07/20/10	226,241,600	416,000	414,478	—	1,522
CLP	08/24/10	430,332,750	807,000	788,486	—	18,514
CNY	08/24/10	1,564,144	232,000	230,745	—	1,255
CNY	08/24/10	424,778	63,000	62,664	—	336
CNY	03/17/11	14,581,257	2,193,000	2,170,379	—	22,621
CNY	05/27/11	492,029	72,177	73,495	1,318	—
COP	07/19/10	1,494,522,500	755,000	786,736	31,736	—
CZK	07/16/10	7,446,000	351,183	354,063	2,880	—
CZK	07/28/10	18,666,530	893,272	887,557	—	5,715
EUR	07/01/10	929,155	1,150,712	1,136,217	—	14,495
EUR	07/01/10	945,000	1,271,731	1,155,593	—	116,138
EUR	07/01/10	833,000	1,029,638	1,018,634	—	11,004
EUR	07/01/10	116,800	145,161	142,829	—	2,332
EUR	07/06/10	2,538,433	3,105,774	3,104,181	—	1,593
EUR	07/06/10	655,164	799,136	801,182	2,046	—
EUR	08/04/10	1,106,247	1,352,774	1,352,988	214	—
EUR	10/01/10	1,173,929	1,447,649	1,436,262	—	11,387
EUR	10/19/10	333,976	418,556	408,650	—	9,906
EUR	12/09/10	3,282,000	4,872,458	4,016,921	—	855,537
GHC	07/07/10	188,509	131,000	130,347	—	653
GHC	07/07/10	420,000	286,689	290,414	3,725	—
GHC	07/26/10	180,873	124,783	124,202	—	581
GHC	07/30/10	247,336	170,918	169,594	—	1,324
GHC	10/11/11	237,330	109,369	145,201	35,832	—
HUF	07/01/10	251,012,706	1,275,718	1,075,322	—	200,396
HUF	07/01/10	14,261,130	60,547	61,094	547	—
HUF	07/06/10	107,009,385	460,786	458,214	—	2,572
HUF	07/06/10	596,136,615	2,553,812	2,552,654	—	1,158
HUF	08/02/10	266,084,000	1,161,857	1,135,897	—	25,960
HUF	08/04/10	317,968,626	1,422,411	1,357,120	—	65,291
HUF	09/03/10	237,508,201	1,068,463	1,010,721	—	57,742
HUF	09/03/10	107,664,200	463,605	458,167	—	5,438
HUF	12/09/10	243,376,246	1,238,316	1,027,632	—	210,684
HUF	12/09/10	673,778,654	2,980,361	2,844,963	—	135,398
IDR	07/19/10	10,310,452,000	1,124,000	1,134,201	10,201	—
IDR	07/27/10	9,017,925,000	965,000	990,709	25,709	—
IDR	07/28/10	3,718,920,000	408,000	408,493	493	—
IDR	11/08/10	6,640,500,000	699,000	717,522	18,522	—
ILS	07/12/10	7,458,212	1,922,021	1,918,398	—	3,623
ILS	08/02/10	728,652	189,000	187,410	—	1,590
ILS	09/01/10	2,847,039	734,000	732,172	—	1,828
INR	07/06/10	26,273,000	559,000	565,680	6,680	—
INR	07/12/10	32,610,370	689,000	701,595	12,595	—
INR	07/26/10	30,469,860	654,000	654,383	383	—
INR	08/12/10	26,098,560	552,000	559,381	7,381	—
INR	08/25/10	20,833,600	449,000	445,943	—	3,057
INR	08/30/10	49,509,880	1,057,000	1,059,219	2,219	—

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2010 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2010 (continued):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

INR	09/24/10	11,663,440	$250,665	$248,842	$—	$1,823
INR	10/06/10	28,620,050	607,000	609,781	2,781	—
KES	07/06/10	81,733,990	1,019,000	999,804	—	19,196
KES	07/09/10	13,506,900	165,000	165,222	222	—
KES	07/16/10	60,996,450	755,000	746,133	—	8,867
KES	07/21/10	48,536,760	601,000	593,721	—	7,279
KES	07/26/10	26,681,000	334,223	326,372	—	7,851
KRW	07/02/10	517,540,000	465,518	423,531	—	41,987
KRW	07/02/10	436,898,000	385,000	357,537	—	27,463
KRW	07/02/10	517,540,000	420,730	423,531	2,801	—
KRW	07/08/10	748,498,000	615,288	612,410	—	2,878
KRW	08/03/10	1,034,662,650	889,000	845,793	—	43,207
KRW	08/25/10	426,825,000	350,000	348,658	—	1,342
KRW	08/25/10	615,269,600	503,000	502,592	—	408
KRW	09/01/10	589,376,000	480,868	481,330	462	—
KRW	11/19/10	2,152,101,600	1,874,000	1,755,609	—	118,391
KZT	09/29/10	35,472,000	240,000	239,810	—	190
KZT	09/29/10	35,520,000	240,000	240,134	134	—
KZT	09/30/10	35,472,000	240,000	239,802	—	198
KZT	09/30/10	17,760,000	120,000	120,063	63	—
KZT	10/01/10	53,503,600	362,000	361,691	—	309
KZT	11/02/10	66,760,400	452,000	450,810	—	1,190
KZT	11/02/10	69,240,600	468,000	467,558	—	442
KZT	12/10/10	40,996,000	277,000	276,466	—	534
KZT	12/10/10	20,518,775	138,500	138,373	—	127
KZT	12/10/10	20,525,700	138,500	138,420	—	80
KZT	12/15/10	17,612,000	119,000	118,750	—	250
KZT	12/15/10	17,612,000	119,000	118,750	—	250
KZT	12/20/10	61,526,400	416,000	414,773	—	1,227
KZT	12/20/10	17,895,900	121,000	120,643	—	357
KZT	12/20/10	15,381,600	104,000	103,693	—	307
MXN	07/06/10	9,857,657	800,297	761,903	—	38,394
MXN	07/06/10	7,752,228	627,000	599,173	—	27,827
MXN	07/06/10	9,427,336	737,000	728,643	—	8,357
MXN	07/13/10	5,860,886	463,000	452,674	—	10,326
MXN	08/04/10	14,176,000	1,146,406	1,092,493	—	53,913
MXN	08/25/10	7,237,104	543,000	556,488	13,488	—
MXN	09/17/10	9,185,000	720,992	704,538	—	16,454
MXN	09/17/10	272,013	21,000	20,865	—	135
MYR	07/06/10	2,206,584	671,000	681,445	10,445	—
MYR	07/06/10	2,198,000	665,657	678,794	13,137	—
MYR	07/22/10	2,099,515	649,000	647,905	—	1,095
MYR	07/26/10	3,377,953	1,050,685	1,042,237	—	8,448
MYR	08/24/10	2,064,481	639,000	636,160	—	2,840
MYR	08/24/10	621,595	193,000	191,542	—	1,458
MYR	09/03/10	2,353,205	725,000	724,810	—	190
MYR	10/06/10	2,198,000	676,245	675,984	—	261
PHP	07/01/10	31,652,880	681,000	682,836	1,836	—

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2010 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2010 (concluded):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

PHP	07/19/10	32,916,930	$731,000	$708,797	$—	$22,203
PHP	07/28/10	33,666,630	704,470	724,234	19,764	—
PHP	08/02/10	33,508,800	720,000	720,449	449	—
PHP	08/20/10	22,132,800	477,000	474,978	—	2,022
PHP	08/31/10	33,387,080	716,000	715,687	—	313
PHP	09/28/10	26,577,990	569,000	568,299	—	701
PLN	07/06/10	601,275	203,943	177,195	—	26,748
PLN	07/06/10	1,467,648	451,667	432,514	—	19,153
PLN	07/06/10	645,420	190,434	190,205	—	229
PLN	07/19/10	2,115,668	634,802	622,922	—	11,880
PLN	07/19/10	467,308	148,077	137,591	—	10,486
PLN	08/16/10	7,914,712	2,288,316	2,325,994	37,678	—
PLN	09/07/10	2,989,000	877,453	877,203	—	250
RON	07/16/10	3,213,102	903,852	897,934	—	5,918
RON	07/19/10	3,160,000	913,704	882,673	—	31,031
RON	07/21/10	2,733,913	799,168	763,412	—	35,756
RON	07/27/10	2,337,996	692,688	652,235	—	40,453
RON	08/11/10	1,663,350	467,903	462,903	—	5,000
RON	10/19/10	1,429,085	497,367	393,287	—	104,080
RSD	07/07/10	24,484,000	292,137	285,011	—	7,126
RSD	07/08/10	35,521,200	477,853	413,358	—	64,495
RSD	07/20/10	9,759,000	116,442	113,124	—	3,318
RUB	07/26/10	13,138,793	419,000	419,554	554	—
RUB	08/24/10	25,382,540	818,000	809,061	—	8,939
TRY	07/06/10	2,468,388	1,560,000	1,557,728	—	2,272
TRY	07/06/10	180,736	114,000	114,057	57	—
TRY	08/03/10	2,478,060	1,560,000	1,556,911	—	3,089
TRY	08/31/10	612,304	385,000	383,002	—	1,998
TWD	12/22/10	24,992,790	807,000	787,579	—	19,421
TWD	12/22/10	24,961,310	782,977	786,588	3,611	—
TWD	03/22/11	24,823,320	807,000	787,281	—	19,719
UGX	07/06/10	715,464,000	319,404	313,525	—	5,879
UGX	07/16/10	1,779,750,000	791,000	778,770	—	12,230
UGX	07/16/10	412,290,000	182,228	180,407	—	1,821
UGX	07/20/10	1,306,045,000	575,985	571,157	—	4,828
UGX	07/30/10	397,584,000	176,273	173,617	—	2,656
UGX	08/04/10	691,214,000	307,753	301,599	—	6,154
ZMK	07/07/10	369,818,000	73,000	71,406	—	1,594
ZMK	07/12/10	923,407,000	193,444	178,196	—	15,248
ZMK	07/12/10	3,261,200,000	620,000	629,335	9,335	—
ZMK	07/14/10	1,446,201,000	279,082	279,020	—	62
ZMK	07/21/10	593,568,000	116,660	114,429	—	2,231
ZMK	07/28/10	2,836,872,000	554,618	546,468	—	8,150
ZMK	08/12/10	2,313,427,000	464,078	444,735	—	19,343
ZMK	08/31/10	2,836,872,000	552,996	543,889	—	9,107

Total Forward Currency Purchase Contracts			$95,687,225	$93,185,660	$279,839	$2,781,404

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2010 (unaudited)

Forward Currency Sale Contracts open at June 30, 2010:

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	08/03/10	3,650,552	$1,948,000	$2,009,134	$—	$61,134
CNY	08/24/10	1,988,922	290,991	293,408	—	2,417
COP	07/19/10	1,494,522,500	759,895	786,736	—	26,841
EUR	07/01/10	51,000	60,547	62,365	—	1,818
EUR	07/01/10	934,766	1,275,718	1,143,078	132,640	—
EUR	07/01/10	1,173,929	1,446,867	1,435,539	11,328	—
EUR	07/01/10	457,037	574,000	558,888	15,112	—
EUR	07/01/10	263,834	339,000	322,629	16,371	—
EUR	07/06/10	371,000	460,786	453,686	7,100	—
EUR	07/06/10	2,081,483	2,553,812	2,545,389	8,423	—
EUR	07/06/10	155,000	190,434	189,545	889	—
EUR	07/06/10	364,000	451,667	445,126	6,541	—
EUR	07/06/10	153,000	203,943	187,100	16,843	—
EUR	07/07/10	237,191	292,137	290,055	2,082	—
EUR	07/08/10	351,000	477,853	429,232	48,621	—
EUR	07/16/10	289,204	351,183	353,677	—	2,494
EUR	07/16/10	757,807	903,852	926,746	—	22,894
EUR	07/19/10	116,021	148,077	141,887	6,190	—
EUR	07/19/10	508,000	634,802	621,258	13,544	—
EUR	07/19/10	743,967	913,704	909,833	3,871	—
EUR	07/20/10	94,472	116,442	115,535	907	—
EUR	07/21/10	642,820	799,168	786,143	13,025	—
EUR	07/27/10	552,000	692,688	675,093	17,595	—
EUR	07/28/10	724,000	893,272	885,452	7,820	—
EUR	07/30/10	2,880,345	3,837,613	3,522,697	314,916	—
EUR	08/02/10	928,708	1,161,857	1,135,837	26,020	—
EUR	08/04/10	1,141,637	1,422,411	1,396,271	26,140	—
EUR	08/11/10	390,000	467,903	477,005	—	9,102
EUR	08/16/10	1,921,000	2,288,316	2,349,622	—	61,306
EUR	08/31/10	87,100	107,284	106,543	741	—
EUR	09/03/10	371,000	463,605	453,825	9,780	—
EUR	09/03/10	856,441	1,068,463	1,047,639	20,824	—
EUR	09/07/10	718,510	877,453	878,938	—	1,485
EUR	09/24/10	2,207,173	2,712,064	2,700,281	11,783	—
EUR	10/01/10	602,837	734,000	737,550	—	3,550
EUR	10/19/10	307,000	497,367	375,642	121,725	—
EUR	12/09/10	2,405,493	2,980,361	2,944,143	36,218	—
EUR	12/09/10	886,132	1,238,316	1,084,559	153,757	—
HUF	07/01/10	265,273,836	1,150,712	1,136,416	14,296	—
HUF	07/06/10	703,146,000	3,105,774	3,010,868	94,906	—
HUF	08/04/10	317,968,626	1,352,774	1,357,120	—	4,346
HUF	12/09/10	917,154,900	4,872,458	3,872,595	999,863	—
IDR	07/19/10	6,465,480,000	716,000	711,235	4,765	—
IDR	07/23/10	3,705,987,000	411,000	407,408	3,592	—
INR	07/06/10	26,273,000	562,591	565,680	—	3,089
JPY	07/21/10	92,882,360	1,019,000	1,050,840	—	31,840
JPY	08/10/10	22,694,985	243,000	256,846	—	13,846
JPY	08/25/10	115,604,970	1,286,000	1,308,658	—	22,658

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
June 30, 2010 (unaudited)

Forward Currency Sale Contracts open at June 30, 2010 (concluded):

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

JPY	09/24/10	64,114,752	$682,000	$726,172	$—	$44,172
JPY	09/24/10	131,279,049	1,456,035	1,486,884	—	30,849
KES	07/16/10	11,279,850	139,000	137,980	1,020	—
KES	07/16/10	28,820,675	355,000	352,546	2,454	—
KES	07/16/10	26,856,450	333,000	328,519	4,481	—
KRW	07/02/10	517,540,000	420,730	423,531	—	2,801
KRW	07/02/10	715,248,000	585,309	585,326	—	17
KRW	07/02/10	239,190,000	204,000	195,742	8,258	—
MXN	07/06/10	16,478,349	1,273,000	1,273,619	—	619
MXN	07/06/10	792,904	61,681	61,284	397	—
MXN	07/06/10	9,765,968	783,000	754,816	28,184	—
MYR	07/06/10	2,198,000	678,395	678,795	—	400
MYR	07/06/10	2,206,584	681,255	681,445	—	190
PHP	07/01/10	31,652,880	682,189	682,836	—	647
PLN	07/06/10	2,714,343	799,136	799,914	—	778
RON	10/19/10	1,429,085	418,556	393,287	25,269	—
TWD	12/22/10	26,701,750	841,000	841,433	—	433
TWD	12/22/10	23,252,350	737,000	732,734	4,266	—
TWD	03/22/11	24,823,320	782,576	787,281	—	4,705

Total Forward Currency Sale Contracts			$63,268,022	$61,379,896	2,242,557	354,431

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$2,522,396	$3,135,835

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
June 30, 2010 (unaudited)

(a)	Non-income producing security.
(b)

For federal income tax purposes, the aggregate cost was $176,783,006, aggregate gross unrealized appreciation was $12,047,325, aggregate gross unrealized depreciation was $38,922,781, and the net unrealized depreciation was $26,875,456.

(c)	Segregated security for forward currency contracts.
(d)	Principal amount denominated in respective country’s currency.

Security Abbreviations:
ADR	— American Depositary Receipt
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F

Currency Abbreviations:
BRL	— Brazilian Real	KRW	— South Korean Won
CLP	— Chilean Peso	KZT	— Kazakhstani Tenge
CNY	— Chinese Renminbi	MXN	— Mexican New Peso
COP	— Colombian Peso	MYR	— Malaysian Ringgit
CZK	— Czech Koruna	PHP	— Philippine Peso
EUR	— Euro	PLN	— Polish Zloty
GHC	— Ghanaian Cedi	RON	— New Romanian Leu
HUF	— Hungarian Forint	RSD	— Serbian Dinar
IDR	— Indonesian Rupiah	RUB	— Russian Ruble
ILS	— Israeli Shekel	TRY	— New Turkish Lira
INR	— Indian Rupee	TWD	— New Taiwan Dollar
JPY	— Japanese Yen	UGX	— Ugandan Shilling
KES	— Kenyan Shilling	ZMK	— Zambian Kwacha

Portfolio holdings by industry (as percentage of net assets):
Alcohol & Tobacco	8.0%
Banking	12.3
Computer Software	8.2
Energy Integrated	8.5
Financial Services	4.2
Food & Beverages	4.1
Gas Utilities	1.6
Housing	1.5
Insurance	1.5
Manufacturing	4.4
Pharmaceutical & Biotechnology	15.3
Retail	5.2
Semiconductors & Components	2.3
Technology Hardware	8.9
Telecommunications	6.2

Subtotal	92.2
Foreign Government Obligations	11.2
Short-Term Investment	4.2

Total Investments	107.6%

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Assets and Liabilities
June 30, 2010 (unaudited)

ASSETS
Investments in securities, at value (cost $176,783,006)	$149,907,550
Foreign currency, at value (cost $62,800)	62,826
Dividends and interest receivable	1,032,703
Gross unrealized appreciation on forward currency contracts	2,522,396

Total assets	153,525,475

LIABILITIES
Payables for:
Management fees	131,403
Accrued directors’ fees	1,263
Line of credit outstanding	10,836,000
Gross unrealized depreciation on forward currency contracts	3,135,835
Other accrued expenses and payables	124,106

Total liabilities	14,228,607

Net assets	$139,296,868

NET ASSETS
Paid in capital (Note 2(h))	$173,553,469
Distributions in excess of net investment income (Note 2(h))	(3,405,623)
Accumulated net realized loss	(3,351,898)
Net unrealized depreciation on:
Investments	(26,875,456)
Foreign currency and forward currency contracts	(623,624)

Net assets	$139,296,868

Shares of common stock outstanding*	9,605,237
Net asset value per share	$14.50
Market value per share	$12.98

*	$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2010 (unaudited)

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $182,118)	$2,298,234
Interest (net of foreign withholding taxes of $5,929)	1,303,067

Total investment income	3,601,301

Expenses:
Management fees (Note 3)	878,097
Professional services	60,358
Custodian fees	56,125
Shareholders’ reports	55,515
Administration fees	36,974
Shareholders’ services	21,268
Shareholders’ meeting	14,172
Directors’ fees and expenses	2,719
Other	27,712

Total gross expenses before interest expense	1,152,940
Interest expense	136,316

Total gross expenses	1,289,256
Expense reductions (Note 2(i))	(32)

Total expenses	1,289,224

Net investment income	2,312,077

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes of $12,620)	(842,000)
Foreign currency and forward currency contracts	2,013,963

Total net realized gain on investments, foreign currency and forward currency contracts	1,171,963

Net change in unrealized appreciation or depreciation on:
Investments	(23,466,789)
Foreign currency and forward currency contracts	(1,434,534)

Total net change in unrealized appreciation or depreciation on investments, foreign currency and forward currency contracts	(24,901,323)

Net realized and unrealized loss on investments, foreign currency and forward currency contracts	(23,729,360)

Net decrease in net assets resulting from operations	$(21,417,283)

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statements of Changes in Net Assets

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$2,312,077	$4,651,720
Net realized gain (loss) on investments, foreign currency and forward currency contracts	1,171,963	(5,525,748)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(24,901,323)	36,313,936

Net increase (decrease) in net assets resulting from operations	(21,417,283)	35,439,908

Distributions to Stockholders (Note 2(h)):
From net investment income	(5,183,946)	(702,650)
Return of capital	—	(8,864,743)

Net decrease in net assets resulting from distributions	(5,183,946)	(9,567,393)

Total increase (decrease) in net assets	(26,601,229)	25,872,515
Net assets at beginning of period	165,898,097	140,025,582

Net assets at end of period*	$139,296,868	$165,898,097

*Includes distributions in excess of net investment income of (Note 2(h))	$(3,405,623)	$(533,754)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	9,605,237	9,605,237

Common shares outstanding at end of period	9,605,237	9,605,237

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Cash Flows
For the Six Months Ended June 30, 2010 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net decrease in net assets from operations	$(21,417,283)
Adjustments to reconcile net decrease in net assets from operations to net cash provided in operating activities
Decrease in interest and dividends receivable	441,291
Accretion of bond discount and amortization of bond premium	(423,084)
Inflation index adjustment	(116,818)
Decrease in other accrued expenses and payables	(60,643)
Net realized gain on investments, foreign currency and forward currency contracts	(1,171,963)
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	24,901,323
Purchase of long-term investments	(2,760,832)
Proceeds from disposition of long-term investments	14,215,849
Purchase of short-term investments, net	(2,432,236)

Net cash provided in operating activities	11,175,604

Cash flows from financing activities:
Cash distribution paid (Note 2(h))	(5,183,946)
Gross drawdowns in line of credit balance	—
Gross paydowns in line of credit balance	(8,500,000)

Net cash used in financing activities	(13,683,946)

Effect of exchange rate changes on cash	1,982,974

Net decrease in cash and foreign currency	(525,368)

Cash and foreign currency:
Beginning balance	588,194

Ending balance	$62,826

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$(141,240)

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Financial Highlights
Selected data for a share of common stock outstanding throughout each period

	Six Months Ended 6/30/10†	Year Ended

		12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$17.27	$14.58	$24.37	$23.77	$21.10	$21.72

Income (loss) from investment operations:
Net investment income	0.24	0.48	0.66	0.42	0.40	0.23
Net realized and unrealized gain (loss)	(2.47)	3.21	(9.02)	1.84	4.61	0.40

Total from investment operations	(2.23)	3.69	(8.36)	2.26	5.01	0.63

Less distributions from (Note 2(h)):
Net investment income	(0.54)	(0.08)	(1.03)	(1.15)	(1.12)	(1.25)
Net realized gains	—	—	(0.33)	(0.51)	(1.22)	—
Return of capital	—	(0.92)	(0.07)	—	—	—

Total distributions	(0.54)	(1.00)	(1.43)	(1.66)	(2.34)	(1.25)

Net asset value, end of period	$14.50	$17.27	$14.58	$24.37	$23.77	$21.10

Market value, end of period	$12.98	$14.89	$11.83	$23.34	$22.58	$18.56

Total Return based upon:
Net asset value (a)	–13.24%	26.90%	–35.33%	9.74%	24.46%	3.18%
Market value (a)	–9.53%	36.72%	–44.43%	11.35%	35.64%	2.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$139,297	$165,898	$140,026	$234,125	$228,274	$202,667
Ratios to average net assets:
Net expenses (b)	1.62%	1.61%	1.83%	1.58%	1.50%	1.63%
Gross expenses (b)	1.62%	1.61%	1.83%	1.58%	1.51%	1.63%
Gross expenses excluding interest expense (b)	1.45%	1.42%	1.45%	1.42%	1.43%	1.51%
Net investment income (b)	2.91%	3.28%	3.26%	1.71%	1.76%	1.12%
Portfolio turnover rate	2%	25%	25%	28%	38%	18%

†	Unaudited.
(a)

Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. A period of less than one year is not annualized.

(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements
June 30, 2010 (unaudited)

1. Organization

Lazard Global Total Return & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LGI and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2010 (unaudited)

in net asset value, or less of an increase in net asset value, than if the Fund were not leveraged. Such results also will tend to have a similar effect on the market price of the Fund’s common stocks. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(e) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(f) Structured Investments—The Fund may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(g) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

At December 31, 2009, the Fund had $4,523,716 of unused realized capital loss carryforwards, expiring in 2017.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2009, the Fund had no net capital and foreign currency losses arising between November 1, 2009 and December 31, 2009.

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Fund’s 2009 or 2010 tax returns.

(h) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions and wash sales. The book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2010 (unaudited)

The Fund has implemented a Level Distribution Policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s Level Distribution Policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid from February 2010 through June 2010, the Fund issued notices pursuant to Section 19(a) of the Act (the “Section 19(a) Notices”) stating that the Fund currently estimates that it has distributed more than its net investment income and realized capital gains. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

(i) Expense Reductions—The Fund’s excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statement of Operations reports gross custody expenses, and reports the amount of such credits separately as an expense reduction.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(k) Subsequent Events—Management has performed its evaluation of subsequent events through August 30, 2010, the date these financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy, consisting of equity securities of companies with market capitalizations of $5 billion or greater domiciled in those countries that comprise the Morgan Stanley Capital International (MSCI®) World® Index. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2010 (unaudited)

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement” in the Fund’s annual report for the year ended December 31, 2009.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an affiliated person of the Investment Manager or any of its affiliates an annual aggregate fee of $60,000 ($80,000 effective July 1, 2010), plus $4,000 ($5,000 effective July 1, 2010) per meeting attended in person ($1,500 per meeting, including special Board or committee meetings, attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2010 (unaudited)

them for travel and other out-of-pocket expenses for attending Board and committee meetings. These Directors also are paid $1,000 ($5,000 effective July 1, 2010) for in-person attendance at special meetings not held in conjunction with a regular Board meeting, as specifically authorized by the Board and held in connection with delegated Fund business. The Chairman of the Audit Committees of the Boards of the Lazard Funds also receives an additional annual fee of $5,000.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2010 were $2,869,663 and $14,228,353, respectively.

For the period ended June 30, 2010, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $30 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $30 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings is payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.25% on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment, payable quarterly in arrears, and a closing fee of 0.05% on the commitment, paid at closing. During the period ended June 30, 2010, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate

$17,739,315	$19,336,000	1.48%

*   For 181 days borrowings were outstanding.

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2010 (unaudited)

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of June 30, 2010:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2010

Assets:
Common Stocks*	$128,368,515	$—	$—	$128,368,515
Foreign Government Obligations	—	14,721,638	905,813	15,627,451
Short-Term Investment	—	5,911,584	—	5,911,584
Other Financial Instruments**
Forward Currency Contracts	—	2,522,396	—	2,522,396

Total	$128,368,515	$23,155,618	$905,813	$152,429,946

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(3,135,835)	$—	$(3,135,835)

*	Please refer to the Notes to Portfolio of Investments, on page 15, for portfolio holdings by industry.
**	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation on the instruments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended June 30, 2010:

Description	Balance as of December 31, 2009	Accrued Discounts	Realized Loss	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers Into Level 3	Net Transfer Out of Level 3	Balance as of June 30, 2010	Net Change in Unrealized Appreciation from Investments Still Held at June 30, 2010

Foreign
Government
Obligations	$1,490,542	$24,628	$(230,827)	$241,208	$—	$(619,737)	$—	$—	$905,814	$25,210
Supranationals	664,021	1,509	(180,270)	177,396	—	(662,656)	—	—	—	—

Total	$2,154,563	$26,137	$(411,097)	$418,604	$—	$(1,282,393)	$—	$—	$905,814	$25,210

Effective March 31, 2010, the Fund adopted Financial Accounting Standards Board Accounting Standards Update (ASU) 2010-06, Fair Value Measurements and Disclosures (Topic 820). The ASU amends GAAP to add new requirements for disclosures about transfers into and out of Levels 1 and 2 of the fair value hierarchy. It also clarifies existing fair value disclosure about the level of disaggregation and about inputs and valuation techniques used to measure fair value for investments that fall in either Levels 2 or 3 fair value hierarchy. There were no significant transfers into and out of Levels 1, 2, and 3 during the period ended June 30, 2010.

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposures.

For the period ended June 30, 2010, the cost of purchases and the proceeds from sales of forward currency contracts were $451,784,855 and $450,193,721, respectively.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (concluded)
June 30, 2010 (unaudited)

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2010:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$2,522,396

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$3,135,835

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2010 was:

Amount

Realized Gain (Loss) on Derivatives Recognized
in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(30,507)

Net Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$(1,403,661)

Lazard Global Total Return & Income Fund, Inc.
Proxy Voting Results
(unaudited)

The Annual Meeting of Stockholders was held on April 29, 2010, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•

three Class II Directors (Kenneth S. Davidson, Nancy A. Eckl and Lester Z. Lieberman), each to serve for a three-year term expiring at the 2013 Annual Meeting and/or until his or her successor is duly elected and qualified.

Director	For	Withhold Authority

Kenneth S. Davidson	8,234,590	425,477
Nancy A. Eckl	8,233,212	426,855
Lester Z. Lieberman	8,222,343	437,724

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., optout), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1) and Term(2)	Position(s) with the Fund (Since)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Board of Directors:

Class I — Directors with Term Expiring in 2012

Independent Directors:

Leon M. Pollack (69)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Robert M. Solmson (62)	Director (September 2004)

President, Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments; Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Director(3):

Charles L. Carroll (49)	Chief Executive Officer, President and Director (June 2004)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Class II — Directors with Term Expiring in 2013

Independent Directors:

Kenneth S. Davidson (65)	Director (February 2004)

President, Davidson Capital Management Corporation; Partner, Aquiline Holdings LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (47)	Director (February 2007)

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (47 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-I

Lester Z. Lieberman (80)	Director (February 2004)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III — Directors with Term Expiring in 2011

Independent Director:

Richard Reiss, Jr. (66)	Director (February 2004)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Interested Director(3):

Ashish Bhutani (50)	Director (July 2005)	Chief Executive Officer of the Investment Manager; Vice Chairman of Lazard Ltd (since January 2010)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 20 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers(3):

Nathan A. Paul (37)	Vice President and Secretary (February 2004)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (51)	Treasurer (February 2004)	Vice President of the Investment Manager

Brian D. Simon (48)	Chief Compliance Officer (January 2009) and Assistant Secretary (February 2004)	Director (since January 2006) and Chief Compliance Officer (since January 2009); and previously Senior Vice President (2002 to 2005) of the Investment Manager

Tamar Goldstein (35)	Assistant Secretary (February 2009)	Vice President (since March 2009) and previously Counsel (October 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (35)	Assistant Treasurer (December 2004)	Fund Administration Manager of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard Global Total Return & Income Fund, Inc.
Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of common stock of Lazard Global Total Return &
Income Fund, Inc.

LAZARD

Lazard Asset Management LLC     30 Rockefeller Plaza                  www.LazardNet.com

New York, NY 10112-6300

ITEM 2.     CODE OF ETHICS.

                  Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

                  Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6.     INVESTMENTS

                  Not applicable.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

                  Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                  Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                   There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)          The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.   EXHIBITS.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	September 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	September 1, 2010

By	/s/ Stephen St. Clair

Stephen St. Clair
Chief Financial Officer

Date	September 1, 2010